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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of report (date of earliest event reported): December 24, 1997



                         CANDLEWOOD HOTEL COMPANY, INC.
               (Exact name of Registrant as specified in charter)



            DELAWARE                   0-12708                 48-1188025
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
        of incorporation)                                 Identification Number)



   LAKEPOINT OFFICE PARK, 9342 EAST CENTRAL                             67206
                WICHITA, KANSAS                                       (Zip Code)

      (Address of principal executive offices)



       Registrant's telephone number, including area code: (316) 631-1300


                                      None
          (Former name or former address, if changed since last report)

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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

               On December 24, 1997, Candlewood Hotel Company, Inc. and certain of its subsidiaries (collectively the "Company") sold five (5) Candlewood(R) Hotels (the "Hotels") to HPT CW Properties Trust ("HPTCW"), a subsidiary of Hospitality Properties Trust (together with its subsidiaries, "HPT") as part of a sale-leaseback arrangement. The sales were made pursuant to a Purchase and Sale Agreement and an Agreement to Lease between the Company and HPT, both dated as of November 19, 1997 (collectively the "Transaction Documents"). Pursuant to the Transaction Documents, the Company will sell a total of 15 Hotels, including the five Hotels which were transferred on December 24, 1997, to HPTCW for an aggregate purchase price of $100 million. The Hotels will be transferred in multiple closings, as individual hotels are completed. The transfers of all 15 Hotels are expected to be completed in the first quarter of 1998. Pursuant to the Transaction Documents, at the time each Hotel is transferred to HPTCW, the Hotel concurrently will be leased back to Candlewood Leasing No. 1, Inc., a wholly-owned subsidiary of the Company pursuant to the terms of a Lease Agreement dated as of December 24, 1997.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)     Pro Forma Financial Information:

               It is impracticable for the Registrant to provide the required pro forma financial information at the time of this filing. The Registrant will file such pro forma financial information by amendment no later than 60 days after the date this report is filed, as permitted under Item 7 of Form 8-K.

(c)     Exhibits

Exhibit Number      Description of Document
--------------      -----------------------

10.1 Purchase and Sale Agreement, dated as of November 19, 1997, by and among the Company and certain of its affiliates, as sellers, and HPT, as purchaser.

10.2 Agreement to Lease, dated as of November 19, 1997, by and between the Company and HPT.

10.3 Lease Agreement, dated as of December 24, 1997, by and between HPTCW, as landlord, and Candlewood Leasing No. 1, Inc., as tenant.

10.4 Guaranty Agreement, dated as of December 24, 1997, by the Company for the benefit of HPTCW and HPT.

10.5 Stock Pledge Agreement, dated as of December 24, 1997, by the Company for the benefit of HPTCW.

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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 7, 1998                     CANDLEWOOD HOTEL COMPANY, INC.


                                            By: /s/ WARREN D. FIX
                                                --------------------------------
                                            Name:  Warren D. Fix
                                            Title: Chief Financial Officer